UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 25, 2017

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

(a) On May 1, 2017, Celadon Group, Inc. (the “Company”) entered into a Fourth Amendment  to Amended and Restated Credit Agreement and Waiver (the “Amendment”) by and among the Company, certain subsidiaries of the Company as guarantors, Bank of America, N.A., as Administrative Agent (the “Agent”), Wells Fargo Bank, N.A., and Citizens Bank, N.A., both as lenders, which amends the Company’s existing Amended and Restated Credit Agreement dated December 12, 2014, among the same parties (the “Credit Agreement”).  Among other changes, the Amendment (i) waived certain defaults that may have occurred as a result of (a) the Company’s noncompliance with financial covenants for the period ended March 31, 2017, (b) the granting of an unperfected lien upon vehicles encumbered by third party financing, including the elimination of any such lien, and (c) the events described under Item 4.02 below (the “Audit Events”); (ii) qualified certain representations contained in the Credit Agreement with disclosure of the Audit Events until the Audit Events are resolved or September 30, 2017, whichever is earlier; (iii) adjusted interest rates and other pricing to reflect a single set of rates set forth in the table below; (iv) reduced the maximum amount of outstanding indebtedness under the Credit Agreement to $200,000,000 (subject to further reduction with the proceeds of certain real estate dispositions or financings); (v) added a requirement that the Company pay down outstanding borrowings under the Credit Agreement to the extent that the Company’s cash liquidity exceeds $10,000,000 for four consecutive business days; (vi) amended the asset coverage ratio financial covenant to a ratio of 0.90 to 1.00 for periods prior to June 30, 2017; (vii) conditioned further borrowings on the Company’s cash liquidity not exceeding $10,000,000, after giving effect to the anticipated borrowing net of the applicable use of proceeds; (viii) added supplemental financial reporting obligations and requirements to deliver certain security documents to perfect the Agent’s liens; (ix) eliminated provisions permitting dividends and stock buybacks, such that the Company is now generally prohibited from declaring dividends or engaging in stock buybacks; and (x) placed certain limitations on the Company’s capital expenditures.  The new pricing under the Credit Facility is as follows:

Commitment Fee	LIBOR Floating Rate	Eurodollar Rate	Letters of Credit	Base Rate
.15%	2.25%	2.25%	2.25%	1.25%

The description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed herewith as Exhibit 10.1.

Item 4.02	Non-Reliance on Previously Issued Statements or a Related Audit Report or Completed Interim Review.

(a) and (b)  On April 25, 2017, BKD, LLP (“BKD”), the independent auditors for the Company, informed the chair of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) that it was withdrawing its reports on the June 30, 2016, September 30, 2016, and December 31, 2016 financial statements of the Company, and that those reports should no longer be relied upon.  BKD advised the Company that additional information relating to transactions involving revenue equipment held for sale had come to BKD’s attention subsequent to BKD’s issuance of its audit report on the Company’s June 30, 2016 financial statements and after the issuance of BKD’s review reports on the Company’s September 30, 2016 and December 31, 2016 interim financial statements.  BKD further advised the Company that, in accordance with PCAOB Auditing Standard 2905, BKD had performed procedures to evaluate this information, including requesting explanations and supporting documentation from the Company’s management.  Based on the results of BKD’s procedures, BKD advised the Company that BKD has been unable to obtain sufficient appropriate audit evidence to provide a reasonable basis to support its previously issued reports for the periods indicated above.  As a result, as of May 1, 2017, the Audit Committee has concluded that the Company’s financial statements for the fiscal year ended June 30, 2016 and quarters ended September 30 and December 31, 2016, and related reports of BKD, should not be relied upon.

The Audit Committee has discussed with BKD the matters disclosed under this Item 4.02. Based on these discussions, the Company understands the following:  (i) BKD has not resigned as the Company's auditor; (ii) BKD has determined that it has not obtained sufficient appropriate audit evidence with respect to the revenue equipment held for sale transactions to determine that those transactions were properly recorded in accordance with GAAP; and (iii) BKD is prepared to review additional information, if any, and adjustments to the Company’s financial statements, if any, and to then consider whether to re-issue the withdrawn reports.

The insufficient appropriate audit evidence relates to the accounting (and related structure, substance, and disclosure) of transactions involving dispositions and acquisitions of revenue equipment between June and December of 2016 and the related carrying values.  Additional information concerning the transactions and the fair values of the revenue equipment disposed of and acquired is required to determine the appropriateness of the accounting for these transactions.   The need for additional information followed an Audit Committee request of BKD to perform additional procedures on the transactions prior to the normal audit cycle for fiscal 2017.

The Company has provided BKD a copy of this Form 8-K and requested BKD to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in Item 4.02 of this Form 8-K, and, if not, stating the respects in which it does not agree.  The Company has requested that BKD provide such letter as soon as possible, so that the Company can file such letter as an Exhibit to this Current Report on an amended Form 8-K within the time period prescribed by the Securities and Exchange Commission.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	7.1	Letter from BKD, LLP dated April 25, 2017
	10.1	Fourth Amendment to Amended and Restated Credit Agreement dated May 1, 2017

The information contained in this report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: May 1, 2017	By:	/s/ Bobby Peavler
Bobby Peavler Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
7.1	Letter from BKD, LLP dated April 25, 2017
10.1	Fourth Amendment to Amended and Restated Credit Agreement dated May 1, 2017